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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): JANUARY 29, 1998


                               AMPACE CORPORATION
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)





           0-25352                                     363988574
  (Commission File Number)               (I.R.S. Employer Identification No.)



             201 PERIMETER PARK, SUITE A, KNOXVILLE TENNESSEE, 37922

          (Address of principal executive offices, including Zip Code)


                                 (423) 691-5799
              (Registrant's telephone number, including Area Code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


         (a-b) Ampace Corporation (the "Registrant"), through its wholly owned subsidiary Ampace Freightlines, Inc., has acquired substantially all of the assets of Roy Widener Motor Lines Inc. and Morristown Transportation Systems (collectively the "Sellers"). The Registrant, however, is unable to provide the financial statements of the acquired businesses as well as any combined pro forma financial information relevant to the acquired businesses because the Sellers are unwilling to release such financial information to the Registrant.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Corporation as registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         AMPACE CORPORATION


Dated: April 14, 1998                    By: /s/ Bruce Jones
                                            ------------------------------------
                                            Bruce Jones, Chief Executive Officer